Item 1. Report to Shareholders

OCTOBER 31, 2004

SUMMIT INCOME FUNDS

Annual Report

T. ROWE PRICE

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The views and opinions in this report were current as of October 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
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T. ROWE PRICE SUMMIT INCOME FUNDS
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Fellow Shareholders

Returns on money market securities were quite modest over both the 6- and 12-month periods ended October 31, 2004, reflecting a continued environment of very low short-term interest rates. Toward the end of our fiscal year, however, this environment began to change. On three occasions during our reporting period, the Federal Reserve raised official short-term rates, signaling an important shift in monetary policy. After enduring a volatile interest rate environment at the start of 2004, mortgage-backed securities performed quite well in the second half of our fiscal year.

ECONOMY AND INTEREST RATES

At the start of our reporting period, "real," or inflation-adjusted, short-term interest rates hovered below zero, where they had been since the fourth quarter of 2001. The Federal Reserve guided rates to these historic lows to stimulate consumer spending as well as corporate borrowing and investment, which had fallen off dramatically as a result of the recession and the uncertainties surrounding the war in Iraq and 9/11. The Federal Reserve was also intent on heading off any sort of deflationary spiral, in which global overcapacity would have led to falling prices.

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INTEREST RATE LEVELS
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                                     Current                             90-Day
                                 Coupon GNMA                      Treasury Bill

10/31/03                                5.28                               0.95

                                        5.36                               0.93

                                        5.24                               0.92

 1/04                                   5.17                               0.91

                                        4.98                               0.94

                                        4.9                                0.94

 4/04                                   5.56                               0.96

                                        5.71                               1.06

                                        5.54                               1.26

 7/04                                   5.43                               1.43

                                        5.1                                1.58

                                        5.16                               1.7

 10/31/04                               4.98                               1.89

Increasing signs emerged over the past year that the Fed's medicine--along with the fiscal stimulus provided by tax cuts--was working. Economic growth shot upward at the end of 2003 and stayed quite strong through the first quarter of 2004. Low interest rates worked a special magic in the housing sector, which grew so heated in certain areas that some began to worry over an incipient housing bubble. Corporations were also able to take advantage of low rates to restructure their debt and improve profits, and low consumer rates helped auto sales and other sectors.

Even with this level of stimulus in place, signs emerged in the spring that the economic recovery had hit a "soft patch," as Fed Chairman Alan Greenspan put it, due no doubt in part to higher oil prices. This deceleration encouraged longer-term interest rates to come back down, but it did not dissuade the Federal Reserve from embarking on its much-anticipated program of raising official short-term interest rates. The Fed's first quarter-point increase came on June 30, and it followed with three more--the last taking place on November 10, following the end of our reporting period.

Although the Fed's four rate increases doubled the official federal funds rate, from 1% to 2%, rates remained at levels that were still quite low by historical standards; indeed, as recently as four years ago, the federal funds rate had been above 6%. Factoring in inflation, real short-term rates stood below 0.5%. The Federal Reserve made clear that it would continue to move away from this highly "accommodative" stance with further rate increases, though it would do so "at a pace that is likely to be measured."


SUMMIT CASH RESERVES FUND

PERFORMANCE COMPARISON
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Periods Ended 10/31/04                            6 Months            12 Months

Summit Cash Reserves Fund                             0.47%                0.81%

Lipper Money Market
Funds Average                                         0.30                 0.47

Please see the fund's quarter-end returns following this letter.

PORTFOLIO CHARACTERISTICS
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Periods Ended                                      4/30/04             10/31/04
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Price Per Share                            $          1.00      $          1.00

Dividends Per Share

  For 6 months                                       0.003                0.005

  For 12 months                                      0.007                0.008

Dividend Yield (7-Day Simple)*                        0.66%                1.38%

Weighted Average Maturity (days)                        53                   29


* Dividends earned for the last seven days of each period are annualized and divided by the fund's net asset value at the end of the period.

Note: A money fund's yield more closely reflects its current earnings than the total return.

Your fund returned 0.47% and 0.81% for the 6- and 12-month periods ended October 31, 2004, respectively. Once again, the fund's modest returns masked a very strong record versus its competitors. As shown in the table, the fund easily surpassed its Lipper benchmark in both time periods. Likewise, the fund's long-term performance placed it well into the top quartile of its Lipper category for the 3-, 5-, and 10-year performance periods ended September 30, 2004.

(Based on total return, Lipper ranked the Summit Cash Reserves Fund 47 out of 400, 28 out of 352, 20 out of 298, and 17 out of 168 for the 1-, 3-, 5-,
and 10-year periods ended September 30, 2004, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

SHORT-TERM QUALITY DIVERSIFICATION
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                                                Percent of           Percent of
                                                Net Assets           Net Assets
Periods Ended                                      4/30/04             10/31/04
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A-1+                                                  70.8%                61.5%

A-1                                                   29.2*                38.5

A-2                                                     --                  --

A-3                                                     --                  --

Not Rated                                               --                  --
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Total                                                100.0%               100.0%

*    Includes 0.5% with an S&P bond rating of "A."

Source: Standard & Poor's; if Standard & Poor's does not rate a security, then Moody's Investors Service is used as a secondary source.

Standard & Poor's awards its highest rating of A-1 to issuers whose capacity to meet their financial commitments on their obligations is strong. Issuers who receive the A-1+ rating are considered to have a very strong capacity to meet those obligations.

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SECTOR DIVERSIFICATION
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Summit Cash Reserves Fund

Commercial Paper and Medium-Term Notes                              71%

Certificates of Deposit                                             19%

U.S.Government and Agency Obligations                               6%

Funding Agreements                                                  3%

All Other                                                           1%

Based on net assets as of 10/31/04.


The fund adopted a much more defensive maturity posture in late April and has maintained that position over the last six months. As shown in the table on page 2, the weighted average maturity at the end of October was 29 days, which was significantly shorter than the 53-day weighted average maturity at the end of April. This was also about 10 days shorter than the average taxable money fund throughout the past six months. Generally, in an environment where short-term rates are rising, a shorter maturity will allow the portfolio to be reinvested sooner in the higher rates, thus improving the fund's return. Also, the shorter maturity will further protect the principal of the fund when rates are rising.

The fund continued to emphasize a very high overall credit quality, as 100% of the portfolio was invested in securities that were rated "first tier." The normal relationship of taxable yields being higher than tax-exempt yields resumed in the third quarter, so the fund did not reinvest the 15% exposure that it held in municipal securities during the second.

While the chart shows that 71% of the portfolio was invested in the commercial paper market, this exposure was very well diversified by issuer and by industry. Exposure to floating rate instruments remained well below 10% during the period. This type of structure can be helpful when interest rates are rising, but it must be priced correctly to reflect all of the risks inherent in this type of investment.

SUMMIT GNMA FUND

The Summit GNMA Fund returned 3.43% and 4.46% for the 6- and 12-month periods ended October 31, 2004, respectively. As shown in the table, the portfolio outperformed the Lipper GNMA Funds Average but lagged the Citigroup GNMA Index return for both periods. The fund's net asset value increased by $0.10 over the past six months, while it also paid out $0.23 in dividends. For the year, the net asset value remained nearly stable, declining by $0.01, while the fund paid out $0.44 in dividends.

PERFORMANCE COMPARISON
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Periods Ended 10/31/04                            6 Months            12 Months
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Summit GNMA Fund                                      3.43%                4.46%

Citigroup GNMA Index                                  4.11                 5.43

Lipper GNMA Funds Average                             3.26                 4.01

Please see the fund's quarter-end returns following this letter.

PORTFOLIO CHARACTERISTICS
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Periods Ended                                      4/30/04             10/31/04
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Price Per Share                            $          9.80      $          9.90

Dividends Per Share

  For 6 months                                        0.21                 0.23

  For 12 months                                       0.43                 0.44

30-Day Dividend Yield*                                4.77%                4.61%

30-Day Standardized Yield
To Maturity                                           3.94                 4.08

Weighted Average
Maturity (years)**                                     5.5                  4.3

Weighted Average Effective
Duration (years)                                       4.0                  2.6

* Dividends earned for the last 30 days of each period are annualized and divided by the fund's net asset value at the end of the period.

**   Based on prepayment-adjusted life of GNMA securities.

The last six months have resulted in excellent performance for the mortgage sector. Mortgage-backed securities overall did very well, outperforming the GNMA index. GNMAs typically yield less because they are the only mortgage-backed security that is backed by the full faith and credit of the U.S. government. Excess returns, which are defined as mortgage returns over equal-duration Treasuries, was over 110 basis points (or 1.10%) for the last six months.

Mortgage performance was the result of many factors. Carry, or realized, income contributed to returns as prepayment activity was limited. The massive refinancing that took place in 2003 resulted in a universe of mortgages that were locked in at exceptionally low interest rates, making them much less sensitive to dips in interest rates from current levels. Another material factor in mortgage performance came from the technical side, as demand far outstripped supply. Even with Fannie Mae and Freddie Mac showing much more muted appetites for mortgages than in past years, banks, money managers, and hedge funds filled the void and caused mortgage spreads to tighten.

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SECTOR DIVERSIFICATION
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Summit GNMA Fund

GNMA Pass-Throughs                                                           83%

CMOs                                                                          6%

Commercial Mortgage-Backed                                                    5%

Non-Agency Mortgages                                                          3%

Conventional Pass-Throughs                                                    2%

Other and Reserves less than                                                  1%

Based on net assets as of 10/31/04.

QUALITY DIVERSIFICATION
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                                                 Percent of          Percent of
                                                 Net Assets          Net Assets
Periods Ended                                       4/30/04            10/31/04
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U.S. Government Agency
Securities*                                           93.0%                91.3%

AAA                                                    6.5                  8.3

AA                                                     0.5                  0.4

A                                                       --                   --

BBB                                                     --                   --

BB and Below                                            --                   --

Not Rated                                               --                   --
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Total                                                100.0%               100.0%

* U.S. government agencies include GNMA and conventional pass-throughs, CMOs, and project loans.

Source: Standard & Poor's; if Standard & Poor's does not rate a security, then Moody's Investors Service is used as a secondary source.

We believe we were most able to add value in security selection. We spend a great deal of time analyzing trades from a relative value and total return viewpoint. That analysis paid off, as we bought specific coupons that outperformed the market as a whole.

Your fund's weighted average maturity declined over the last six months from 5.5 to 4.3 years, slightly below where it was one year ago. Our strategy over the last six months centered on our anticipation of the Federal Reserve raising interest rates as well as a flattening of the yield curve--in other words, that the gap between short-term and long-term rates would narrow. With these in mind, we kept duration shorter than our Lipper peer group and at least neutral to the Lehman GNMA Index. But over the last six months, interest rates actually fell on issues with maturities of three years and longer; only short-term interest rates rose during this period. The yield curve flattening helped our position, but lower rates did not benefit our approach in relation to the index.

We continue to diversify the portfolio by owning small positions in commercial mortgage-backed securities, home equity loan asset-backed securities, and hybrid adjustable-rate mortgages. All of these securities are AAA rated but respond better to interest rate increases than do GNMA pass-throughs (so called because the interest and principal payments on the underlying mortgage "pass through" to the buyer). This protects the portfolio in the event interest rates are volatile, and the sacrifice in yield is not so great as to harm performance.

OUTLOOK

Even before it began to increase the federal funds rate, the Federal Reserve had made it clear that it considered rock-bottom rates to be only temporary. The Fed's goal is undoubtedly to transition to a more "neutral" posture to achieve its long-term objective of sustainable growth and price stability. It can be argued what level of short-term interest rates represents "neutral," but there is very little disagreement that this level is higher than the current one. The central bank is likely to continue to move to this level at a "measured" pace of quarter-point increases at every meeting of the Federal Open Market Committee. These take place about every six weeks, or eight times per year.

As the Fed follows this course, a favorable environment for mortgages should continue. Mortgage-backed securities generally fare best when rates are steady or the direction of their change is clear. The supply/demand dynamic should continue to benefit the sector as well. We are aware that mortgages are currently richly priced, but we believe that only a substantial rally in interest rates or another negative event involving Fannie Mae or Freddie Mac will derail the sector. Even in the latter case, however, GNMAs should benefit from a flight to quality, as mortgages will remain an indispensable part of bond portfolios.

The result of Federal Reserve policy will be significantly higher short-term interest rates, which will be welcomed by all investors in the short-term market. We will continue to emphasize a very high credit quality, but we will also seek to take advantage of opportunities resulting from supply and demand imbalances, as recently occurred in the short-term municipal market. As always, safety of principal and liquidity will remain our primary concern.

Respectfully submitted,

James M. McDonald
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund



Connice A. Bavely
Chairman of the Investment Advisory Committee
Summit GNMA Fund

November 22, 2004

Each committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund's investment program.

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RISKS OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

RISKS OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk--interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds' prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund's share price.

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GLOSSARY

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio's securities. In general, the longer the average maturity, the greater the fund's sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Citigroup GNMA Index: A market value-weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA).

Collateralized mortgage obligation (CMO): Collateralized mortgage obligations are investment-grade bonds that are backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk. Those classes with less risk generally yield less than other mortgage-backed securities.

Duration: A measure of a bond or bond fund's sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage point rise in rates, and vice versa.

Extension risk: As interest rates rise, the likelihood of prepayment decreases, and the average life and duration of mortgage securities lengthens. Investors are unable to capitalize on higher interest rates because their investment is locked in at a lower rate for a longer period of time.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

Real interest rate: The excess of the current interest rate over the current inflation rate.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be "inverted." If short- and long-term bonds are offering equivalent yields, then the curve is said to be "flat."

T. ROWE PRICE SUMMIT INCOME FUNDS
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GROWTH OF $25,000
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This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

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SUMMIT CASH RESERVES FUND
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As of 10/31/04

Summit Cash Reserves Fund  $37,190
Lipper Money Market Funds Average  $35,968

                       Lipper
                    Money Market            Summit Cash
                    Funds Average          Reserves Fund

10/94                 $25,000                $25,000

10/95                  26,326                 26,420

10/96                  27,614                 27,801

10/97                  28,977                 29,282

10/98                  30,436                 30,849

10/99                  31,812                 32,352

10/00                  33,615                 34,299

10/01                  35,073                 35,939

10/02                  35,539                 36,573

10/03                  35,764                 36,891

10/04                  35,968                 37,190

AVERAGE ANNUAL COMPOUND TOTAL RETURN
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This table shows how the fund and its benchmarks would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 10/31/04                        1 year     5 Years    10 Years
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Summit Cash Reserves Fund                       0.81%       2.83%       4.05%

Lipper Money Market Funds Average               0.47        2.35        3.70

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. ROWE PRICE SUMMIT INCOME FUNDS
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GROWTH OF $25,000
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This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

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SUMMIT GNMA FUND
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As of 10/31/04

Summit GNMA Fund $49,642

Citigroup GNMA Index $51,967

Lipper GNMA Funds Average $47,862

               Citigroup         Lipper GNMA          Summit
              GNMA Index       Funds Average       GNMA Fund

10/94          $  25,000           $  25,000       $  25,000

10/95             28,727              28,590          28,857

10/96             30,790              30,225          30,436

10/97             33,575              32,795          33,227

10/98             35,963              35,056          35,586

10/99             37,111              35,621          36,082

10/00             40,058              38,057          38,667

10/01             45,074              42,728          43,804

10/02             47,962              45,100          46,451

10/03             49,293              46,005          47,524

10/04             51,967              47,862          49,642

AVERAGE ANNUAL COMPOUND TOTAL RETURN
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This table shows how the fund and its benchmarks would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 10/31/04          1 year             5 Years             10 Years
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Summit GNMA Fund                  4.46%               6.59%                7.10%

Citigroup GNMA Index              5.43                6.97                 7.59

Lipper GNMA Funds Average         4.01                6.09                 6.70

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. ROWE PRICE SUMMIT INCOME FUNDS
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FUND EXPENSE EXAMPLE
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As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying tables. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE SUMMIT INCOME FUNDS
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FUND EXPENSE EXAMPLE (CONTINUED)
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T. ROWE PRICE SUMMIT CASH RESERVES FUND
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                              Beginning             Ending        Expenses Paid
                          Account Value      Account Value        During Period*
                                 5/1/04           10/31/04   5/1/04 to 10/31/04
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Actual                      $     1,000    $      1,004.70          $      2.27

Hypothetical (assumes 5%
return before expenses)           1,000           1,022.87                 2.29

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.45%), multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half year (184) by the days in the year (366) to reflect the half-year period.


T. ROWE PRICE SUMMIT GNMA FUND
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                               Beginning            Ending        Expenses Paid
                           Account Value     Account Value        During Period*
                                  5/1/04          10/31/04   5/1/04 to 10/31/04
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Actual                       $     1,000   $      1,034.30          $      3.07

Hypothetical (assumes 5%
return before expenses)           1,000           1,022.12                 3.05

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.60%), multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half year (184) by the days in the year (366) to reflect the half-year period.

T. ROWE PRICE SUMMIT INCOME FUNDS
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QUARTER-END RETURNS
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                          7-Day
                         Simple
Periods Ended 9/30/04     Yield          1 Year         5 Years        10 Years
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Summit Cash Reserves
Fund                       1.27%           0.75%           2.89%           4.08%

Lipper Money Market
Funds Average               N/A            0.42            2.42            3.73
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Summit GNMA Fund            N/A            3.23            6.54            6.99

Lipper GNMA Funds
Average                     N/A            2.82            6.02            6.60
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Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, return, and yield will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than the total return.

OCTOBER 31, 2004

SUMMIT GNMA FUND

Annual Report - Financial Statements

T. ROWE PRICE

T. ROWE PRICE SUMMIT GNMA FUND
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FINANCIAL HIGHLIGHTS            For a share outstanding throughout each period


                          Year
                         Ended
                      10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
NET ASSET VALUE

Beginning of
period               $    9.91   $   10.16   $   10.04   $    9.41   $    9.39

Investment activities

  Net investment
  income (loss)           0.35        0.31        0.45        0.58        0.62

  Net realized
  And unrealized
  gain (loss)             0.08       (0.08)       0.14        0.63        0.02

  Total from
  investment
  activities              0.43        0.23        0.59        1.21        0.64

Distributions

  Net investment
  income                 (0.44)      (0.41)      (0.47)      (0.58)       0.62)

  Net realized
  gain                    --         (0.07)       --          --          --

  Total
  distributions          (0.44)      (0.48)      (0.47)      (0.58)      (0.62)

NET ASSET VALUE

End of
period               $    9.90   $    9.91   $   10.16   $   10.04   $    9.41
                     -----------------------------------------------------------

Ratios/Supplemental
Data

Total return^             4.46%       2.31%       6.04%      13.29%       7.16%

Ratio of total
expenses to
average net
assets                    0.60%       0.60%       0.60%       0.60%       0.60%

Ratio of net
investment
income (loss)
to average
net assets                3.65%       3.21%       4.45%       5.99%       6.71%

Portfolio
turnover rate            198.6%      312.0%      327.9%       71.0%       72.7%

Net assets,
end of period
(in thousands)       $  83,270   $  92,684   $ 109,526   $  92,204   $  62,885


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT GNMA FUND
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                                                               October 31, 2004

PORTFOLIO OF INVESTMENTS (1)                         $ Par                Value
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(Amounts in 000s)

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED
SECURITIES  91.6%

U.S. Government Agency Obligations +/-  4.0%

Federal Home Loan Mortgage

    6.50%, 7/1/14                                      455                  484

    7.00%, 11/1/30                                      58                   62

 CMO

    4.11%, 10/27/31                                    285                  286

    4.50%, 3/15/16                                   1,100                1,114

 CMO, IO

    4.50%, 6/15/11 - 4/15/18                         1,443                  155

Federal National Mortgage Assn.

  IO, 8.50%, 4/25/22                                    36                    6

  TBA, 6.00%, 1/1/33                                 1,200                1,244

                                                                          3,351

U.S. Government Obligations  87.6%

Government National Mortgage Assn.

    5.00%, 12/15/17 - 10/20/33                      11,756               11,860

    5.50%, 10/15/17 - 4/15/34                       18,185               18,741

    6.00%, 12/15/08 - 9/20/34                       16,595               17,331

    6.50%, 12/15/14 - 3/15/34                        5,216                5,538

    6.75%, 2/15/41                                     526                  551

    7.00%, 3/15/13 - 4/15/32                         3,536                3,776

    7.50%, 9/15/12 - 3/15/32                         1,620                1,744

    8.00%, 4/15/17 - 2/15/30                           587                  625

    8.50%, 6/15/16 - 3/15/27                           315                  346

    9.00%, 4/15/18 - 3/20/25                            54                   61

    9.50%, 7/15/09 - 12/20/20                          108                  120

    10.00%, 8/15/13 - 3/15/26                          224                  252

    10.50%, 1/15/16 - 10/15/19                          76                   86

    11.00%, 12/15/09 - 9/20/17                          16                   18

 CMO

    5.00%, 8/16/28                                     318                  320

    5.50%, 2/20 - 10/20/30                           2,325                2,409

    6.00%, 5/20/29 ++                                  796                  805

    6.50%, 9/20/28 - 3/20/31                           432                  437

  CMO, IO, 6.50%, 8/20/30                               43                    1

  CMO, Principal Only, 3/16/28                          55                   50

  TBA

    5.50%, 1/1/33                                    2,096                2,145

    6.00%, 1/1/33                                    5,000                5,189

    6.50%, 1/1/34                                      547                  578

                                                                         72,983

Total U.S. Government & Agency Mortgage-Backed
Securities (Cost  $75,442)                                               76,334

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 7.8%

Commercial Mortgage-Backed 4.7%

Bear Stearns Commercial Mortgage Securities

  Series 2004-T14, Class A2, CMO,
  4.17%, 1/12/41                                       425                  431

  Series 2002-TOP8, Class A2, CMO,
  4.83%, 8/15/38                                       500                  511

DLJ Commercial Mortgage, Series 1999-CG2
Class A1B, CMO, 7.30%, 6/10/32                         450                  511

GE Capital Commercial Mortgage,
Series 2001-1 Class A2, CMO,
6.53%, 3/15/11                                         550                  616

Greenwich Capital Commercial Funding,
Series 2004-GG1A Class A2, CMO,
3.84%, 10/8/08                                         335                  338

GS Mortgage Securities Corp. II,
Series 2004-GG2 Class A2, CMO,
4.29%, 8/1/38                                          325                  331

JP Morgan Chase Commercial Mortgage,
Series 2001-CIBC Class A3, CMO,
6.26%, 3/15/33                                         400                  445

LB-UBS Commercial Mortgage Trust,
Series 2004-C2 Class A2, CMO,
3.25%, 3/15/29                                         265                  260

Morgan Stanley Dean Witter Capital,
Series 2002-TOP7 Class A2, CMO,
5.98%, 1/15/39                                         450                  496

                                                                          3,939

Home Equity Loans-Backed  1.5%

BankBoston Home Equity Loan Trust,
Series 1998-1 Class A6, 6.35%, 2/25/13                 359                  364

Chase Funding Mortgage Loan

  Series 2003-1, Class 1A6, 4.46%, 3/25/14             550                  553

  Series 2002-2, Class 1M1, 5.60%, 9/25/31             350                  358

                                                                          1,275

Whole Loans-Backed  1.6%

Bank of America Mortgage Securities

  Series 2003-L, Class 2A2, CMO, VR,
  4.36%, 1/25/34                                       761                  760

  Series 2004-A, Class 2A2, CMO, VR,
  4.18%, 2/25/34                                       344                  341

  Series 2004-1, Class 3A2, CMO, VR,
  5.01%, 10/25/34                                      172                  175

                                                                          1,276

Total Non-U.S. Government Mortgage-Backed
Securities (Cost  $6,440)                                                 6,490

ASSET-BACKED SECURITIES  0.6%

Stranded Asset  0.6%

Reliant Energy Transition Bond, Series 2001-1
Class A4, 5.63%, 9/15/15                               450                  486

Total Asset-Backed Securities (Cost  $449)                                  486

Money Market Funds  9.7%

T. Rowe Price Government Reserve Investment Fund,
1.74% #+                                             8,087                8,087

Total Money Market Funds (Cost $8,087)                                    8,087

FUTURES CONTRACTS  0.0%

Variation margin receivable (payable)
on open futures  contracts (2)                                              (10)

Total Futures Contracts                                                     (10)

Total Investments in Securities

109.7% of Net Assets (Cost $90,418)                                   $  91,387
                                                                      ---------

(1)  Denominated in U.S. dollars unless otherwise noted

#    Seven-day yield

+/- The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

++ All or a portion of this security is pledged to cover margin requirements on futures contracts at October 31, 2004.

+    Affiliated company - See Note 4

CMO  Collateralized Mortgage Obligation

IO Interest Only security for which the fund receives interest on notional principal (par)

TBA  To Be Announced security was purchased on a forward commitment basis

VR   Variable Rate

T. ROWE PRICE SUMMIT GNMA FUND
--------------------------------------------------------------------------------

(2) Open Futures Contracts at October 31, 2004 were as follows:

($ 000s)
                                                  Contract           Unrealized
                             Expiration              Value           Gain (Loss)
                             ---------------------------------------------------

Short, 44 U.S. Treasury
five year contracts, $95 par
of 6.00% Government National
Mortgage Assn. bonds pledged
as initial margin                 12/04    $        (4,901)     $           (46)

Net payments (receipts)
of variation margin to date                                                  36

Variation margin receivable
(payable) on open futures contracts                             $           (10)
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT GNMA FUND
--------------------------------------------------------------------------------
                                                               October 31, 2004

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $8,087)                       $              8,087

  Other companies (cost $82,331)                                         83,300

  Total investments in securities                                        91,387

Other assets                                                              1,171

Total assets                                                             92,558

Liabilities

Payable for investment securities purchased                               9,160

Other liabilities                                                           128

Total liabilities                                                         9,288

NET ASSETS                                                 $             83,270
                                                           --------------------

Net Assets Consist of:

Undistributed net investment income (loss)                 $               (318)

Undistributed net realized gain (loss)                                      (25)

Net unrealized gain (loss)                                                  933

Paid-in-capital applicable to 8,412,063 shares of
$0.0001 par value capital stock outstanding;
4,000,000,000 shares of the Corporation authorized                       82,680

NET ASSETS                                                 $             83,270
                                                           --------------------

NET ASSET VALUE PER SHARE                                  $               9.90
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT GNMA FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)

                                                                           Year
                                                                          Ended
                                                                       10/31/04

Investment Income (Loss)

Income

  Interest                                                 $              3,537

  Dividend                                                                   95

  Total income                                                            3,632

Investment management and administrative expense                            512

Net investment income (loss)                                              3,120

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                                507

  Futures                                                                  (159)

  Net realized gain (loss)                                                  348

Change in net unrealized gain (loss)

  Securities                                                                273

  Futures                                                                   (49)

  Change in net unrealized gain (loss)                                      224

Net realized and unrealized gain (loss)                                     572

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $              3,692
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT GNMA FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)

                                                      Year
                                                     Ended
                                                  10/31/04             10/31/03

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $         3,120      $         3,383

  Net realized gain (loss)                             348                1,212

  Change in net unrealized gain (loss)                 224               (2,198)

  Increase (decrease) in net assets
  from operations                                    3,692                2,397

Distributions to shareholders

  Net investment income                             (3,829)              (4,259)

  Net realized gain                                   --                   (745)

  Decrease in net assets from distributions         (3,829)              (5,004)

Capital share transactions *

  Shares sold                                       15,996               31,271

  Distributions reinvested                           2,997                4,157

  Shares redeemed                                  (28,270)             (49,663)

  Increase (decrease) in net assets from
  capital share transactions                        (9,277)             (14,235)

Net Assets

Increase (decrease) during period                   (9,414)             (16,842)

Beginning of period                                 92,684              109,526

End of period                              $        83,270      $        92,684
                                           ---------------      ---------------

(Including undistributed net
investment income of $(318)
at 10/31/04 and $(352) at 10/31/03)

*Share information

  Shares sold                                        1,615                3,101

  Distributions reinvested                             303                  413

  Shares redeemed                                   (2,854)              (4,950)

  Increase (decrease) in shares outstanding           (936)              (1,436)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT GNMA FUND
--------------------------------------------------------------------------------
                                                               October 31, 2004

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Summit Income Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit GNMA Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks a high level of income and maximum credit protection by investing at least 80% of net assets in GNMA securities backed by the full faith and credit of the U.S. government.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the
T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts
During the year ended October 31, 2004, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Repurchase Agreements
All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund's custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counter-party fails to perform in accordance with the terms of the agreement.

Other
Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $2,993,000 and $4,334,000, respectively, for the year ended October 31, 2004. Purchases and sales of U.S. government securities aggregated $171,006,000 and $179,610,000, respectively, for the year ended October 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2004 totaled $3,829,000 and were characterized as ordinary income for tax purposes. At October 31, 2004, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

Unrealized appreciation                                    $          1,361,000

Unrealized depreciation                                                (411,000)

Net unrealized appreciation (depreciation)                              950,000

Undistributed ordinary income                                           (83,000)

Capital loss carryforwards                                             (277,000)

Paid-in capital                                                      82,680,000

Net assets                                                 $         83,270,000
                                                           --------------------


The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of October 31, 2004, the fund had $277,000 of capital loss carryforwards that expire in fiscal 2012.

For the year ended October 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                        $            743,000

Undistributed net realized gain                                        (743,000)

At October 31, 2004, the cost of investments for federal income tax purposes was $90,401,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.60% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At October 31, 2004, $57,000 was payable under the agreement.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended October 31, 2004, dividend income from the Reserve Funds totaled $95,000, and the value of shares of the Reserve Funds held at October 31, 2004 and October 31, 2003 was $8,087,000 and $10,491,000, respectively.

T. ROWE PRICE SUMMIT GNMA FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price Summit Funds, Inc. and
Shareholders of T. Rowe Price Summit GNMA Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit GNMA Fund (one of the portfolios comprising T. Rowe Price Summit Funds, Inc., hereafter referred to as the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 22, 2004

T. ROWE PRICE SUMMIT GNMA FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $149,000 from short-term capital gains.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE SUMMIT GNMA FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)        Principal Occupation(s) During Past 5 Years and
Year Elected*          Directorships of Other Public Companies

Anthony W. Deering     Director, Chairman of the Board, and Chief Executive
(1945)                 Officer, The Rouse Company, real estate developers;
1993                   Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.    Principal, EuroCapital Advisors, LLC, an acquisition and
(1943)                 management advisory firm
2001

David K. Fagin         Director, Golden Star Resources Ltd., Canyon Resources
(1938)                 Corp. (5/00 to present), and Pacific Rim Mining Corp.
2001                   (2/02 to present); Chairman and President, Nye
                       Corporation

Karen N. Horn          Managing Director and President, Global Private Client
(1943)                 Services, Marsh, Inc. (1999-2003); Managing Director and
2003                   Head of International Private Banking, Bankers Trust
                       (1996-1999)

F. Pierce Linaweaver   President, F. Pierce Linaweaver & Associates, Inc.,
(1934)                 consulting environmental and civil engineers
1993

John G. Schreiber      Owner/President, Centaur Capital Partners, Inc., a real
(1946)                 estate investment company; Partner, Blackstone Real
1993                   Estate Advisors, L.P.

* Each independent director oversees 111 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe
Price Portfolios       Principal Occupation(s) During Past 5 Years and
Overseen]              Directorships of Other Public Companies

Mary J. Miller, CFA    Director and Vice President, T. Rowe Price; Vice
(1955)                 President, T. Rowe Price Group, Inc.; Vice President,
2004                   Summit Funds
[37]

James S. Riepe         Director and Vice President, T. Rowe Price; Vice Chairman
(1943)                 of the Board, Director, and Vice President, T. Rowe Price
1993                   Group, Inc.; Chairman of the Board and Director, T. Rowe
[111]                  Price Global Asset Management Limited, T. Rowe Price
                       Global Investment Services Limited, T. Rowe Price
                       Investment Services, Inc., T. Rowe Price Retirement Plan
                       Services, Inc., and T. Rowe Price Services, Inc.;
                       Chairman of the Board, Director, President, and Trust
                       Officer, T. Rowe Price Trust Company; Director, T. Rowe
                       Price International, Inc.; Chairman of the Board, Summit
                       Funds

* Each inside director serves until retirement, resignation, or election of a successor.


Officers

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Connice A. Bavely, CFA (1951)           Vice President, T. Rowe Price and T.
Executive Vice President, Summit Funds  Rowe Price Group, Inc.

Stephen V. Booth, CPA (1961)            Vice President, T. Rowe Price, T. Rowe
Vice President, Summit Funds            Price Group, Inc., and T. Rowe Price
                                        Trust Company

Steven G. Brooks, CFA (1954)            Vice President, T. Rowe Price and T.
Vice President, Summit Funds            Rowe Price Group, Inc.

Brian E. Burns (1960)                   Assistant Vice President, T. Rowe Price
Vice President, Summit Funds

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, Summit Funds                 Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Patrick S. Cassidy, CFA (1964)          Vice President, T. Rowe Price and T.
Vice President, Summit Funds            Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, Summit Funds            Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Mark S. Finn, CFA, CPA (1963)           Vice President, T. Rowe Price
Vice President, Summit Funds

Alisa Fiumara, CFA (1974)               Assistant Vice President, T. Rowe
Vice President, Summit Funds            Price; formerly Associate Analyst,
                                        Legg Mason (to 2000)

Gregory S. Golczewski (1966)            Vice President, T. Rowe Price and T.
Vice President, Summit Funds            Rowe Price Trust Company

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, Summit Funds            Price Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc., T.
                                        Rowe Price International, Inc., and T.
                                        Rowe Price Retirement Plan Services,
                                        Inc.

Keir R. Joyce (1972)                    Assistant Vice President, T. Rowe Price
Assistant Vice President, Summit Funds

Alan D. Levenson, Ph.D (1958)           Vice President, T. Rowe Price and T.
Vice President, Summit Funds            Rowe Price Group, Inc.

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, Summit Funds                 and T. Rowe Price Investment Services,
                                        Inc.

Joseph K. Lynagh, CFA (1958)            Vice President, T. Rowe Price and T.
Vice President, Summit Funds            Rowe Price Group, Inc.

James M. McDonald (1949)                Vice President, T. Rowe Price, T. Rowe
Executive Vice President, Summit Funds  Price Group, Inc., and T. Rowe Price
                                        Trust Company

Cheryl A. Mickel, CFA (1967)            Vice President, T. Rowe Price and T.
Vice President, Summit Funds            Rowe Price Group, Inc.

Robert M. Rubino, CPA (1953)            Vice President, T. Rowe Price and T.
Vice President, Summit Funds            Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Susan G. Troll, CPA (1966)              Vice President, T. Rowe Price and T.
Vice President, Summit Funds            Rowe Price Group, Inc.

Mark J. Vaselkiv (1958)                 Vice President, T. Rowe Price and T.
Vice President, Summit Funds            Rowe Price Group, Inc.

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, Summit Funds

Lea C. Ward (1968)                      Assistant Vice President, T. Rowe
Vice President, Summit Funds            Price; formerly Customer Finance
                                        Analyst, Lucent Technologies (to 2000)

John D. Wells (1960)                    Vice President, T. Rowe Price, T. Rowe
Vice President, Summit Funds            Price Group, Inc., and T. Rowe Price
                                        Savings Bank

Edward A. Wiese, CFA (1959)             Vice President, T. Rowe Price, T. Rowe
President, Summit Funds                 Price Group, Inc., and T. Rowe Price
                                        Trust Company; Chief Investment Officer,
                                        Director, and Vice President, T. Rowe
                                        Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $7,157                $8,111
     Audit-Related Fees                         690                   458
     Tax Fees                                 1,970                 2,131
     All Other Fees                             124                    --

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $849,000 and $819,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     December 17, 2004